CERTIFICATION OF PERIODIC REPORT

I, Richard H. Terzian, Chief Financial Officer of Golden State Bancorp Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U. S. C. Section 1350, that:

       (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 (15 U. S. C. 78m; and

       (2)    The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.


Dated:  August 9, 2002


                                                  /s/ Richard H. Terzian
                                           -------------------------------------
                                                  Richard H. Terzian
                                                  Chief Financial Officer